SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 27, 1997


                             Base Ten Systems, Inc.
             (Exact Name of Registrant as Specified in its Charter)


New Jersey                           0-7100                           22-1804206
(State or Other                    (Commission                  (I.R.S. Employer
Jurisdiction of                    File Number)                   Identification
incorporation)                                                              No.)





                One Electronics Drive, Trenton, New Jersey 08619
               (Address of Principal Executive Offices) (Zip Code)


                                 (609) 586-7010
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, If Changed Since Last Report.)



647323.1

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ITEM 2.           Acquisition or Disposition of Assets.

                  On October 27, 1997, Base Ten Systems, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Strategic Technologies, Inc., a Nevada corporation ("Purchaser"), pursuant to which the Company will sell substantially all of the assets, subject to certain liabilities, of the Government Technology Division ("GTD") to the Purchaser (the "Sale"). The Purchaser will be operated and partially owned by certain members of the Company's senior management (the "Management Group") who have been over time, and are currently, significantly involved in the business and development of the GTD.

                  The Management Group is led by Mr. Edward Klinsport, Executive Vice President and Secretary of the Company, and consists primarily of senior operating personnel of the GTD, certain of whom will own equity interests in, and all of whom will be employed by, the Purchaser.

         Pursuant to the terms of the Asset Purchase Agreement executed by the Company and the Purchaser in connection with the proposed Sale, in consideration of the transfer to the Purchaser of substantially all of the operating assets of the GTD (the "Assets") and assumption by the Purchaser of certian liabilities associated with the GTD (the "Assumed Liabilites"), the Company will receive cash in the amount of $3,500,000 and a promissory note (the "Note") to be issued by the Purchaser in favor of the Company, in a principal amount equal to the difference between (x) the amount of the net assets of the GTD (as such amount shall be determined jointly between the Purchaser and the Company on the basis of the Company's books of account) plus $400,000, and (y) $3,500,000. The Note will have a term of five years and bear interest at the rate of 7.5% per annum. Principal payments under the Note will amortize over a three year period beginning on the second anniversary of the closing of the Sale. Interest on the Note will be payable quarterly beginning at the end of the first fiscal quarter following the closing of the Sale. Net assets of the GTD will be the amount equal to the difference between the monetary value of the Assets reduced by the monetary value of the Assumed Liabilities. The Note will be unsecured. Payment of the outstanding principal and accrued interest under the Note will be accelerated upon the occurrence of certain events including (a) any repayment of the principal of any indebtedness of the Purchaser to affiliates of the Purchaser, and (b) certain customary events of default.

         The Company will also receive a warrant (the "Warrant") exercisable for that number of shares of voting common stock of the Purchaser as equals 5% of the Purchaser's issued and outstanding shares of common stock and common stock equivalents immediately following and giving effect to the Purchaser's initial underwritten public offering, with respect to which there can be no assurance. In addition, if, within twelve months of the closing of the Sale, the Purchaser enters into an agreement with Daimler Benz Aerospace pursuant to which Daimler Benz Areospace agrees to purchase 600 or more Pylon Decoder Unites, then, as additional consideration, the Purchaser will pay the Company $400,000, which amount will be payable in the amount of $100,000 per fiscal quarter beginning three months after the Purchaser receives the initial order under such agreement.

         The Agreement also provides that the Company will sub-lease to Purchaser for a term of five years an approximately 40,000 square foot portion of the Company's main building located at One Electronics Drive, Trenton, New Jersey (the "Leased Space"). The initial rent the

647323.1

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Purchaser  will pay the Company for the Leased  Space will be at the rate of (i)
$7.00 per square foot for office and manufacturing space, and (ii) $3.00 per square foot for shared common areas, or a total of $240,000 annually. In addition, the Purchaser will be responsible for its pro rata share of the building's electric, heating, insurance, tax and maintenance expenses.

                  Completion of the Sale will be subject to certain third-party consents and approval by the Company's shareholders, who will also be asked to approve separately amendments to certain provisions of the Company's incentive stock option plans (the "Amendments"). Such Amendments extend the date on which certain options held by persons who will continue in the employ of the Purchaser may be exercised. The effect of these Amendments will be a non-cash charge of $900,000 maximum against the Company's earnings in the first quarter of 1998.

                  Attached to this Report as Exhibit 99.1 is the form of Asset Purchase Agreement, executed in connection with the proposed Sale.

ITEM 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (b)   Pro Forma Financial Information

              Unaudited Pro Forma Condensed Consolidated Balance
              Sheet As of July 31, 1997......................................F1
              Unaudited Pro Forma Condensed Consolidated Statements
              of Income of the Company.......................................F3

        (c)   Exhibits

              2.1      Asset Purchase Agreement
              99.1     Press Release, dated as of October 27, 1997



















647323.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BASE TEN SYSTEMS, INC.


Date: November 11, 1997               By:/s/ Edward J. Klinsport
                                         -----------------------
                                            Name:  Edward J. Klinsport
                                            Title: Executive Vice President and
                                                   Secretary















647323.1

         Unaudited Pro Forma Financial Information

         Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company

         The unaudited pro forma condensed consolidated balance sheet has been derived from the historical consolidated balance sheet of the Company. The unaudited pro forma condensed consolidated balance sheet of the Company has been prepared assuming the Sale of the GTD occurred on July 31, 1997. The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with the historical financial statements of the Company and the notes thereto for the three years in the period ended October 31, 1996 and for the nine months ended July 31, 1997 included in the Company's periodic reports filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated balance sheet is not necessarily reflective of the financial position of the Company had the Sale of the GTD occurred on July 31, 1997.

                                              Base Ten Systems, Inc.
                                       Pro Forma Consolidated Balance Sheet
                                                As of July 31, 1997
                                                     Company                              Pro-forma      Company
                                                     Historical Sale(1)                  Adjustments     Pro-forma
                                                     ------------------                  -----------     ---------
                                                    ASSETS
CURRENT ASSETS:
Cash                                                        $3,771         $       --           $3,500(2)         $7,271
Accounts Receivable                                          7,181            (4,375)                              2,806
Inventories                                                  3,868            (3,111)                                757
Current portion of employee loan receivable                    128                 --                                128
Other current assets                                           601                 --                                601
                                                           -------         ----------           ---------        -------
TOTAL CURRENT ASSETS                                        15,549            (7,486)               3,500         11,563
PROPERTY, PLANT & EQUIPMENT                                  5,209              (862)                              4,347
EMPLOYEE LOAN RECEIVABLE                                        47                 --                                 47
NOTES RECEIVABLE                                                --                 --            3,322(2)          3,322
OTHER ASSETS                                                 8,717                                                 8,717
                                                           -------         ----------           ---------        -------
TOTAL ASSETS                                               $29,522           $(8,348)              $6,822        $27,996
                                                           =======         ==========           =========        =======
                                          LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts Payable                                            $1,045              (592)             $                $ 453
Accrued Expenses                                             3,693            (1,334)              625(3)          2,984
Current portion of capital lease obligation                     54                 --                                 54
                                                           -------         ----------           ---------        -------
TOTAL CURRENT LIABILITIES                                    4,792            (1,926)                 625          3,491
                                                           -------         ----------           ---------          -----
LONG TERM LIABILITIES:
Other long-term liabilities                                    272                 --                                272
Capital lease obligation                                     3,441                 --                              3,441
Long-term debt                                              15,500                 --                             15,500
                                                           -------         ----------           ---------         ------
TOTAL LONG-TERM LIABILITIES                                 19,213                 --                  --         19,213
                                                           -------         ----------           ---------         ------
SHAREHOLDERS' EQUITY
Preferred Stock, $1.00 par value, authorized
  and unissued - 1,000,000 shares
Class A Common Stock, $1.00 par value,
22,000,000 shares authorized; issued and
outstanding 7,497,360 in 1997                                7,497                 --                              7,497


647323.1
                                                        F-1

                                                           Company                              Pro-forma        Company
                                                        Historical           Sale (1)         Adjustments      Pro-forma
                                                        ----------           --------         -----------      ---------

Class B Common Stock, $1.00 par value
2,000,000 shares authorized; issued and                        445                 --                  --            445
outstanding 445,121 in 1997
Additional paid-in capital                                  25,603                 --              900(4)         26,503
Deficit                                                   (27,885)            (6,422)      5,297(2)(3)(4)       (29,010)
                                                          --------           --------      --------------       --------
                                                             5,660            (6,422)               6,197          5,435
Equity adjustment from foreign currency translation          (143)                 --                              (143)
                                                          --------           --------      --------------       --------
                                                             5,517            (6,422)               6,197          5,292
                                                          --------           --------      --------------       --------
TOTAL LIABILITIES AND SHAREHOLDERS
EQUITY                                                     $29,522           $(8,348)              $6,822        $27,996
                                                          ========           ========      ==============       ========


Notes to Pro forma Consolidated Balance Sheet of the Company:
(1) Assets and liabilities of the Purchaser. Although the Sale transaction has not been finalized, management believes that any remaining pro forma adjustments would not have a material effect on the financial position of the Company, except those described in Note 2 and 3.
(2) Reflects the receipt of cash and a note receivable for the book value of the assets on the closing date in connection with the Sale.
(3)     Reflects the liability for expenses in connection with the Sale of $625.
(4) Reflects the adjustment for the change in measurement date of certain employee stock options of $900.



647323.1
                                       F-2

 Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company

        The unaudited pro forma condensed consolidated statements of income have been derived from the historical consolidated statements of income of the Company. The unaudited pro forma condensed consolidated statement of income for the year ended October 31, 1996, and the unaudited pro forma condensed consolidated statement of income for the nine months ended July 31, 1997, has been prepared assuming the Sale occurred on November 1, 1995. The unaudited pro forma condensed consolidated statements of income should be read in conjunction with the historical financial statements of the Company and notes thereto for the three years ended October 31, 1997 and for the nine months ended July 31, 1997 included in the Company's periodic reports filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the financial results of the Company had the Sale occurred at the beginning of the period.

                                              Base Ten Systems, Inc.
                                 Pro Forma Condensed Consolidated Income Statement
                                        For the Year Ended October 31, 1996



                                                           Company                            Company
                                                        Historical           Sale(1)        Pro-forma
                                                        ----------           -------        ---------
REVENUES
Sales                                                      $14,591           $13,329           $1,262
Other Income                                                   300                --              300
                                                          --------         ---------         --------
Total Revenues                                              14,891            13,329            1,562
                                                          --------         ---------         --------
COST & EXPENSES
Cost of Goods Sold                                          10,973            10,742              231
Research and Development                                       998               594              404
Selling, General & Administrative                            8,509             2,353            6,156
Amortization of Software Development Costs                   1,278                --            1,278
Write-off of software development costs                      2,429                --            2,429
Interest Expense                                               710                --              710
                                                          --------        ----------         --------
Total Costs and Expenses                                    24,897            13,689           11,208
LOSS BEFORE INCOME TAXES                                  (10,006)             (360)          (9,646)
                                                          -------         ----------         --------
INCOME TAX BENEFIT                                         (1,047)                --          (1,047)
                                                          --------        ----------         -------
NET LOSS                                                  $(8,959)            $(360)         $(8,599)
                                                          ========        ==========         ========
LOSS PER SHARE                                             ($1.16)               --           ($1.11)
                                                          --------        ----------         --------
WEIGHTED AVERAGE SHARES
OUTSTANDING                                                  7,743               --             7,743
                                                          --------        ----------         --------


Notes to Pro Forma Condensed Consolidated Income Statement:
(1) Revenues and expenses of the Purchaser. Although the Sale transaction has not yet been finalized, management believes that any remaining adjustments will not have a material effect on the pro forma results of operations of the Company. Does not include any adjustment for the change in measurement date of certain employee stock options.

647323.1
                                                        F-3

                                              Base Ten Systems, Inc.
                                 Pro Forma Condensed Consolidated Income Statement
                                      For the Nine Months Ended July 31, 1997


                                                              Company                                 Company
                                                            Historical            Sale(1)            Pro-forma
                                                            ----------            -------            ---------
REVENUES
        Sales                                                   $9,808              $8,219              $1,589
        Other Income                                               133                                     133
                                                              --------            --------            --------
                           Total Revenues                        9,941               8,219               1,722
                                                              --------            --------            --------
COST & EXPENSES
        Cost of Goods Sold                                       8,322               6,816               1,506
        Research and Development                                   490                 408                  82
        Selling General & Administrative                         6,114               2,353               3,761
        Amortization of Software Development                     1,121                                   1,121
        Costs
        Interest Expense                                         1,139                                   1,139
                                                              --------            --------            --------
                  Total Costs and Expenses                      17,186               9,577               7,609
                                                              --------            --------            --------
LOSS BEFORE INCOME TAXES                                      $(7,245)            $(1,358)            $(5,887)
                                                              ========            ========            ========

INCOME TAXES/(BENEFIT)                                              --                                      --
                                                              --------            --------            --------

NET LOSS                                                      $(7,245)            $(1,358)            $(5,887)
                                                              --------            --------            --------

LOSS PER SHARE                                                 ($0.92)                                 ($0.75)
                                                              --------            --------            --------

WEIGHTED AVERAGE SHARES
 OUTSTANDING                                                     7,852                                   7,852
                                                              --------            --------            --------

Notes to Pro Forma Condensed Consolidated Income Statement:
1. Revenues and expenses of the Purchaser. Although the Sale transaction has not yet been finalized, management believes that any remaining adjustments will not have a material effect on the pro forma results of operations of the Company. Does not include any adjustment for the change in measurement date of certain employee stock options.



647323.1
                                       F-4